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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): June 17, 1998.


                    Pepsi-Cola Puerto Rico Bottling Company
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             (Exact name of registrant as specified in its charter)

        Delaware                       1-13914                  ###-##-####
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(State or other Jurisdiction       (Commission File          (I.R.S. Employer
   of incorporation)                    Number)             Identification No.)


                              Carretera 865 Km. 0.4
                              Bo. Candelaria Arenas
                          Toa Baja, Puerto Rico 00949
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                    (Address of principal executive offices)


Registrant's telephone no., including area code:  (787) 251-2000

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 1. Changes in Control of Registrant.
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         Purchase of Common Stock
         ------------------------

         On July 17, 1998, P-PR Transfer, LLP, a Delaware registered limited liability partnership (the "Partnership") and V. Suarez & Co., Inc., a Puerto Rico corporation ("Suarez"), purchased an aggregate of 5,000,000 shares of the Class A common stock, par value $.01 per share (the "Class A Shares"), and 6,210,429 shares of the Class B common stock, par value $.01 per share (the "Class B Shares"), of Pepsi-Cola Puerto Rico Bottling Company (the "Company"). The Class A Shares and Class B Shares are referred to herein collectively as the "Common Stock." The transactions were previously announced by the Company in a press release dated July 20, 1998, a copy of which is attached as an exhibit hereto and incorporated herein by reference.

         The Partnership and Suarez purchased the Common Stock through the following transactions:

         (1) The Company, the Partnership and Rafael Nin, the Company's former President and Chief Executive Officer, entered into a Transfer Agreement, dated as of June 15, 1998 (the "Transfer Agreement"), pursuant to which Mr. Nin assigned to the Partnership a stock option agreement for the purchase of all 5,000,000 outstanding Class A Shares. The Partnership paid the Company $23,750,000 under the Transfer Agreement. The Transfer Agreement required the Company to cause its board of directors to resign and to appoint the directors designated by the Partnership. See "Change in Management" below. Pohlad and PepsiCo guaranteed to the Company that the Partnership would perform certain obligations under the Transfer Agreement pursuant to a guaranty agreement.

         (2) The Partnership purchased the 5,000,000 Class A Shares pursuant to a Stock Purchase Agreement, dated as of June 15, 1998, between the Partnership and the holders of such Class A Shares. The Class A Shares were subject to the stock option agreement referred to in the preceding paragraph. The Partnership paid the holders of the Class A Shares a total of $5,000,000, or $1.00 per Class A Share, which was the purchase price under the stock option agreement.

         (3) The Partnership purchased a total of 3,942,810 Class B Shares pursuant to a Stock Purchase Agreement, dated as of June 15, 1998, between the Partnership and the holders of such Class B Shares. The Partnership paid the holders of such Class B Shares a total of $14,312,400, or $3.63 per Class B Share.

         (4) The Partnership purchased a total of 2,267,619 Class B Shares pursuant to a Stock Purchase Agreement, dated as of June 15, 1998, between the Partnership and the holders of such Class B Shares. The Partnership paid the holders of such Class B Shares a total of $8,231,457, or $3.63 per Class B Share.

         (5) Suarez purchased a total of 1,000,000 Class A Shares and 1,242,085 Class B Shares from the Partnership pursuant to the Suarez Stock Purchase Agreement, dated as of July 17, 1998,

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between Suarez and the Partnership. Suarez paid the Partnership a total of
$10,258,770 for such Class A Shares and Class B Shares.

         Continuing Obligations Under Transfer Agreement
         -----------------------------------------------

         The Transfer Agreement includes representations and warranties by the Company to the Partnership with respect to corporate matters, financial statements, taxes, property, litigation and government proceedings, capital structure, disclosure, contracts, employee benefits, environmental matters, franchise arrangements and other aspects of the Company's business. The representations and warranties survive for a period of 18 months after the closing date (July 17, 1998), except for the representations and warranties pertaining to taxes, litigation and Buenos Aires Embotelladora S.A. ("BAESA"), which survive until the expiration of the applicable statute of limitations, and except for the representations and warranties pertaining to environmental matters, which have no time limitation.

         Under the Transfer Agreement, the Company will indemnify the Partnership and hold the Partnership harmless from and against any and all damages, loss, cost or expense (including reasonable attorney's fees and expenses actually incurred), suffered by reason of, arising out of or resulting from: (i) any misrepresentation or breach of warranty made by the Company in or pursuant to the Transfer Agreement; (ii) any failure by the Company to fulfill any covenants or agreements under the Transfer Agreement; or (iii) any claims affecting the stock or the Company arising out of or related to (a) the actual or alleged operation, control or ownership by the Company or its subsidiaries of BAESA, (b) any agreements of the Company or its subsidiaries with or related to BAESA or (c) the Company, its subsidiaries, and any prior owner or lessee having generated, handled, manufactured, treated, stored, used, released, transported and disposed of any environmentally regulated materials on, beneath, to or from any of the properties owned or operated by the Company or its subsidiaries in the conduct of the business or any other properties formerly owned, leased or operated by the Company or its subsidiaries (except for certain matters specifically disclosed in the Transfer Agreement).

         The Partnership agreed to indemnify the Company against losses arising from any misrepresentation or breach of warranty made by the Partnership in or pursuant to the Transfer Agreement, or any failure by the Partnership to fulfill any covenants or agreements under the Transfer Agreement.


         Issuance of Warrants
         --------------------

         In connection with the Transfer Agreement, the Company issued a warrant to the Partnership dated July 17, 1998 for the purchase of 1,700,000 Class B Shares, exercisable at $6.875 per share at any time during a period of seven years and six months after the date of the warrant. The warrant was canceled on July 17, 1998 and reissued in an amount of 1,360,000 shares to the Partnership and 340,000 shares to Suarez. The warrants may be transferred and give the holders one demand and unlimited piggy back registration rights.


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         Termination of Voting Trusts and Shareholders Agreement
         -------------------------------------------------------

         In connection with the stock purchase transactions described under "Purchase of Common Stock," the following voting trusts and shareholders agreement were terminated:

         (A) The Charles H. Beach Voting Trust, which governed the voting of 2,767,619 Class B Shares held by Mr. Beach and members of his immediate family.

         (B) The Michael J. Gerrits Voting Trust, which governed the voting of 1,385,036 Class B Shares held by Mr. Gerrits, members of his immediate family and his affiliates.

         (C) The Charles R. Krauser Voting Trust, which governed the voting of 1,009,559 Class B Shares held by Mr. Krauser and his affiliates.

         (D) The Rafael Nin Voting Trust, which governed the voting of the 5,000,000 outstanding Class A Shares.

         (E) The Shareholders Agreement, among the Company's shareholders existing prior to the Company's public offering on September 20, 1995, which restricted the transfer of Common Stock held by such shareholders.

         Change in Management
         --------------------

         Pursuant to the Transfer Agreement, six of the Company's seven directors resigned on July 17, 1998. Effective July 18, 1998, the size of the Board of Directors was increased to eight members and seven new directors were appointed, each of whom were designated by the Partnership, as contemplated by the Transfer Agreement. Information concerning the new directors is contained in Appendix A to the Company's Section 14(f) Information Statement dated July 7, 1998 and filed with the Securities and Exchange Commission, which Appendix is incorporated herein by reference. Also effective July 18,1998, the Company's officers resigned, except for A. David Velez, Vice President - Chief Operating Officer. The following officers were appointed: Robert C. Pohlad, Chief Executive Officer, Kenneth E. Keiser, President, John F. Bierbaum, Chief Financial Officer, and Brian D. Wenger, Secretary.



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ITEM 7. Financial Statements and Exhibits.
------------------------------------------

         The following documents are filed with or incorporated by reference in this Current Report:

         2.1 Transfer Agreement among Rafael Nin, P-PR Transfer, LLP and the Company dated June 15, 1998 (incorporated by reference to Exhibit 2.1 to Amendment No. 3 to the Company's Registration Statement on Form S-3 (Reg. No. 333-40093)).

         10.1 Guaranty of Obligations Pursuant to Transfer Agreement between Pohlad Companies, PepsiCo, Inc. and the Company dated June 15, 1998.

         10.2 Warrant dated as of July 17, 1998, to purchase 1,360,000 shares of Class B common stock issued to P-PR Transfer, LLP.

         10.3 Warrant, dated as of July 17, 1998, to purchase 340,000 shares of Class B Common stock issued to V. Suarez & Co., Inc.

         99.1     Press release of the Company dated July 20, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Pepsi-Cola Puerto Rico Bottling Company



July 31, 1998

                                         By: /s/ John F. Bierbaum
                                            ------------------------------------
                                             John F. Bierbaum
                                             Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

2.1 Transfer Agreement among Rafael Nin, P-PR Transfer, LLP and the Company dated June 15, 1998 (incorporated by reference to Exhibit 2.1 to Amendment No. 3 to the Company's Registration Statement on Form S-3 (Reg. No. 333-40093)).

10.1 Guaranty of Obligations Pursuant to Transfer Agreement between Pohlad Companies, PepsiCo, Inc. and the Company dated June 15, 1998.

10.2 Warrant dated as of July 17, 1998, to purchase 1,360,000 shares of Class B common stock issued to P-PR Transfer, LLP.

10.3 Warrant, dated as of July 17, 1998, to purchase 340,000 shares of Class B Common stock issued to V. Suarez & Co., Inc.

99.1              Press release of the Company dated July 20, 1998.